UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): August 25, 2004
                                                  ------------------------------

                                 Candie's, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-10593                                          11-2481093
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(Commission File Number)                       (IRS Employer Identification No.)

   215 West 40th Street, New York, NY                      10018
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 730-0030
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On August 25, 2004, Candie's, Inc (the "Registrant") granted options ("Options") to purchase 100,000 shares of the Registrant's common stock to Robert D'Loren, a director of the Registrant, pursuant to the Registrant's 2002 Stock Option Plan.

         The Options are exercisable at a price of $2.67 per share, vest as to 40,000 shares on August 25, 2004 and as to 30,000 shares on each of August 25, 2005 and 2006 and expire on August 25, 2014, subject to earlier termination under certain circumstances.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CANDIE'S, INC.



Date:  August 31, 2004        By:/s/ Richard Danderline
                                 ----------------------------------------------
                            Name:Richard Danderline
                           Title:Executive Vice President-Finance and Operations